Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events
18.	Subsequent Events

Merger Agreement with Savara

As discussed in Note 1, “Description of Business,” on January 6, 2017, we entered into an Agreement and Plan of Merger and Reorganization with Savara Inc. and Victoria Merger Corp, a wholly-owned subsidiary we formed for the purpose of this transaction. The completion of the merger and other transactions contemplated by the merger agreement would constitute a change in control of our company. The material terms of the merger agreement are further described in Part I, Item 1, “Business,” in this annual report.

In addition to seeking approval from our stockholders of the merger and our issuance of shares of our common stock to Savara securityholders in consideration for the merger, the merger agreement contemplates that we will seek approval from our stockholders to amend and restate our amended and restated certificate of incorporation to (a) effect a reverse split of our common stock immediately prior to the effective time of the merger and (b) to change our name to “Savara Inc.” at the effective time of the merger. The reverse split ratio to be proposed to our stockholders has not been determined.

The transactions contemplated by the merger agreement are expected to close in the second quarter of 2017.

Fifth Amendment to Loan Agreement and Third Amendment to Warrant Agreement with Hercules

Because the proposed merger with Savara would result in a change in control of our company under the Loan Agreement, triggering immediate repayment of the outstanding amount of all principal, accrued interest, accrued, unpaid fees and expenses, together with a prepayment charge of 2% of the principal balance and an end of term charge of $712,500 (referred to as the “Change in Control Prepayment Provisions”), on March 3, 2017, we entered into a fifth amendment of the Loan Agreement whereby Hercules agreed that the merger with Savara would not trigger the Change in Control Repayment Provisions and that the loan would remain in place upon its existing terms, including the January 1, 2019 scheduled maturity date, following the consummation of the merger, provided the transaction is completed on or before April 30, 2017. However, beginning on the effective date of the amendment, the combined company will be required to maintain (a) at least $4 million of cash unless and until our company, Savara or the combined company raise at least $6 million in net cash proceeds from equity and/or subordinated debt financings on or before April 30, 2017 and (b) at least $2 million of cash unless and until our company, Savara or the combined company raise at least $20 million in net cash proceeds from equity and/or subordinated debt financings and/or other financing sources approved by Hercules (including grant amounts) on or before August 31, 2017. This amendment to the Loan Agreement will become effective only upon consummation of the proposed merger. In consideration for the amendment and the consents and waivers provided therein by Hercules, we paid an amendment fee of $50,000 to Hercules upon execution of the amendment. In addition, concurrently with the amendment to the Loan Agreement, we entered into a third amendment of the Warrant Agreement, pursuant to which, as of the date the amendment to the Loan Agreement becomes effective, the warrant exercise price, which currently is $0.275 per share, will be reduced to the lesser of (a) $0.10 per share and (b) if the closing market price of our common stock is lower than $0.10 per share for three consecutive days between January 6, 2017 and the date of the consummation of the merger with Savara, the lowest three-day volume-weighted average price of our common stock during that period.

See Note 9, “Debt Facility,” and Note 10, “Capital Stock and Warrants,” for additional information about the Loan Agreement and Warrant Agreement.

2017 Compensation and Grants of Restricted Stock Awards

In January 2017, our board of directors, upon the recommendation of its compensation committee, approved a retention/performance bonus for our remaining full-time employees in order to retain, reward and incentivize them to continue their efforts to help our company achieve its goals through the consummation of the proposed merger with Savara.  For our executive officers, this bonus is payable 50% in a single-sum cash payment and 50% in a grant of restricted stock units (“RSUs”) under the 2015 Plan.  For our other employees, this bonus is payable in a single-sum cash payment.  All cash payments and vesting of RSUs are contingent upon consummation of the proposed merger on or before July 6, 2017, continued service with us until that event, and a general release of claims. The RSUs were granted in January 2017. The total amount of cash payable is $156,000 and the total number of shares of our common stock issuable if the RSUs vest is 980,538.

Additionally, in January 2017, our board of directors, upon the recommendation of its compensation committee, approved the grant of an aggregate of 3,865,964 RSUs to our full-time employees and an aggregate of 234,965 RSUs to our four non-employee directors. All of the RSUs were granted under the 2015 Plan in January 2017. Each RSU represents a right to receive one share of our common stock. Vesting of these RSUs is contingent upon consummation of the proposed merger with Savara on or before July 6, 2017.

In accordance with the notices of grant and agreements governing these RSU awards, all outstanding and unexercised stock options held by the employees and directors will be cancelled immediately prior to, but contingent upon, the consummation of the merger and cease to be exercisable as of such date without any accelerated vesting.

Anticipated Severance Expense

We expect to incur severance expense upon the consummation of the proposed merger with Savara because we anticipate that all of our full-time employees will be involuntarily terminated. In accordance with the Executive Severance Agreements between us and each of our four current executive officers entered into in March 2016 and the severance arrangements for our non-officer employees approved by our board of directors in January 2017, we expect to make cash severance payments to our existing employees totaling approximately $1.8 million on or about the date the merger is completed.

Transaction-Related Expenses

We have incurred, and expect to incur additional, significant transaction-related expenses in connection with negotiating and executing the merger agreement with Savara and completing the transactions contemplated by the merger agreement. Transaction-related expenses, which include legal, accounting and financial advisor fees, tail insurance premiums and other service provider costs, are currently estimated to total approximately $2.6 million. We incurred $0.3 million of these costs during the fourth quarter of 2016 and recorded that amount as transaction-related expenses on our consolidated statements of operations and comprehensive loss. As of December 31, 2016, $0.2 million of these costs were accrued on our consolidated balance sheet. We expect to incur the remainder of the anticipated transaction-related expenses in the first half of 2017.